UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 21, 2009

                                 VALCOM, INC.
	    ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                   000-28416                58-1700840
 ------------------------------  ----------------------	   ------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
OF INCORPORATIONOR ORGANIZATION)			  (IDENTIFICATION NO.)



              2113A GULF BOULEVARD, INDIAN ROCKS BEACH, FL 33785
	      ---------------------------------------------------
             (Address of principal executive offices and zip code)


                                (727) 953-9778
	      --------------------------------------------------
             (Registrant's telephone number, including area code)


                                  Copies to:

                            Darrin M. Ocasio, Esq.

                      Sichenzia Ross Friedman Ference LLP

                           61 Broadway, 32 nd Floor

                           New York, New York 10006

                             Phone: (212) 930-9700

                              Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On August 21, 2009, the management of Valcom, Inc. (the "Company") concluded that its financial statements for the fiscal quarter ended June 30, 2009, which are included in its Form 10-Q for the quarter ended June 30, 2009, were not properly reviewed by Seale and Beers, CPAs ("Seale and Beers"), the Company's independent registered public accounting firm and , as a result, cannot be relied upon.

Management of the Company intends to file an amended Quarterly Report on Form 10-Q/A, which will be reviewed by Seale and Beers.

Management has apprised the Company's Board and has discussed the matters in this Report with its independent auditors.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



   Valcom, Inc.

By: /s/ Vince Vellardita
    --------------------
        Vince Vellardita
        Chief Executive Officer




Date: August 27, 2009